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                                  EXHIBIT 23.1

                               Consent of KPMG LLP













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                                                                    EXHIBIT 23.1

               Consent of Independent Certified Public Accountants

Board of Directors
Ecogen Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                              /s/ KPMG LLP

Short Hills, New Jersey
March 16, 2000









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